UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    April 18, 2006

AspenBio Pharma, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-50019 (Commission File Number)	84-1553387 (IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO (Address of principal executive offices)	80104 (Zip Code)

        Registrant’s telephone number, including area code (303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AspenBio Pharma, Inc.

Information to be Included in the Report

Item 1.01 – Entry into a Material Definitive Agreement.

        On April 18, 2006, the Registrant entered into a Settlement Agreement and Release (“Agreement”) with Roger Hurst and Diane Newman to settle the litigation between the parties. A copy of that Agreement is attached is furnished as Exhibit 10.1 to this report and incorporated herein by reference.

        On April 18, 2006, the Registrant issued a press release announcing the settlement of the litigation.

Item 8.01 — Other Information.

        On April 18, 2006, the Registrant issued a press release announcing the settlement of the litigation between the Registrant, Roger Hurst and Diane Newman. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(c)     Exhibits.

10.1	Settlement Agreement and Release between Roger Hurst, Diane Newman and AspenBio Pharma, Inc., dated April 17, 2006.

99.1	Press release dated April 18, 2006.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 18, 2006	AspenBio Pharma, Inc. (Registrant) /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Chief Financial Officer